March 13, 2000

                         SUPPLEMENT TO THE PROSPECTUS OF
                             PIONEER MICRO-CAP FUND
                              DATED MARCH 30, 1999

The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section.

INVESTMENT STRATEGIES
The fund invests primarily in common stocks of micro-cap companies, that is companies with market values of $500 million or less at the time of investment. Normally, the fund invests at least 80% of its total assets in these securities. The fund may continue to hold securities of any company if its market value exceeds $500 million.








                                                                    8210-00-0300
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds